Decommissioning liabilities	12 Months Ended
Dec. 31, 2021
Decommissioning Liabilities [Abstract]
Decommissioning liabilities [Text Block]

11. Decommissioning liabilities

	December 31, 2021	December 31, 2020
Balance, beginning of the year	$864,000	$247,000
Liabilities incurred and acquired	1,081,218	685,000
Disposals	-	(74,000)
Liabilities settled	(29,913)
Accretion (note 18)	19,589	6,000
Change in estimates	11,412	-
Balance, end of the year	$1,946,306	$864,000

The total future decommissioning obligations were estimated based on the Company's net ownership interest in petroleum and natural gas assets including well sites and gathering systems, the estimated costs to abandon and reclaim the petroleum and natural gas assets and the estimated timing of the costs to be incurred in future periods. As at December 31, 2021, the Company estimated the total undiscounted amount of cash flows required to settle its decommissioning obligations to be approximately $1,326,500 (December 31, 2020 $1,297,000) which will be incurred between 2025 and 2053. As at December 31, 2021, an average risk-free rate of 1.92% (December 31, 2020 - 1.65%) and an inflation rate of 4.5% (December 31, 2020 - 1.6%) were used to calculate the decommissioning obligations.

The risk-free rate used in the calculation of the net present value has a significant impact on the carrying value of decommissioning liabilities. A 1% increase in the risk-free rate at December 31, 2021 would decrease the decommissioning liability by approximately $70,000.